Exhibit 10.1

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of December 17, 2025, is by and among Coursera, Inc., a Delaware public benefit corporation (“Coursera”), and the undersigned signatories set forth on the signature pages hereto under the heading “Udemy Stockholders” (collectively, the “Udemy Stockholders”). Coursera and the Udemy Stockholders are each sometimes referred to herein individually as a “party” and collectively as the “parties.”

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, Udemy, Inc., a Delaware corporation (“Udemy”), Coursera and Chess Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Coursera (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, each outstanding share of common stock, par value $0.00001 per share, of Udemy (the “Udemy Common Stock”) will be converted into the right to receive the Merger Consideration, as specified in the Merger Agreement;

WHEREAS, as of the date hereof, each of the Udemy Stockholders is the beneficial or record owner of such number of shares of Udemy Common Stock set forth opposite such Udemy Stockholder’s name on Exhibit A hereto;

WHEREAS, the consummation of the Merger requires that the Merger Agreement be adopted by stockholders of Udemy by the Requisite Udemy Vote;

WHEREAS, as a condition and inducement to Coursera entering into the Merger Agreement, Coursera has required that the Udemy Stockholders agree, and the Udemy Stockholders have agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Udemy Shares (as defined herein); and

WHEREAS, the Board of Directors of Udemy (the “Udemy Board”) has unanimously approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, understanding that the execution and delivery of this Agreement by the Udemy Stockholders is a material inducement and condition to Coursera’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1
General

Section 1.01. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement in effect on the date hereof. The following terms, as used in this Agreement, shall have the following meanings:

“affiliate” means, with respect to a specified person, any person that directly or indirectly controls, is controlled by, or is under common control with, such specified person. For purposes hereof, Udemy and its Subsidiaries shall be deemed not to be affiliates of the Udemy Stockholders.

“Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act, and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own and Beneficial Ownership shall also include record ownership of securities. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

“Controlled Affiliate” means, with respect to an Udemy Stockholder, an affiliate of such Udemy Stockholder of which such Udemy Stockholder, directly or indirectly, (i) owns a majority of the outstanding voting equity interests or (ii) has the right to designate or elect a majority of the members of the board of directors or similar governing body.  In no event shall Controlled Affiliates of any Udemy Stockholder be deemed to include portfolio companies as such term is commonly understood in the private equity industry; provided that such portfolio company is not acting on behalf or at the direction of any Udemy Stockholder.

“Covered Udemy Shares” means, collectively, Udemy Common Stock and any additional shares of Udemy Common Stock of which such Udemy Stockholder acquires Beneficial Ownership on or after the date hereof. For the avoidance of doubt, in the event of any change in the Udemy Common Stock by reason of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or subdivision or combination, exchange or readjustment of shares (a “Stock Split”), or any stock dividend or stock distribution, merger or other similar change in capitalization, the term “Covered Udemy Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

“Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease, preference or priority right or other right to acquire any interest, or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind (including any conditional sale or other title retention agreement).

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“Expiration Date” means the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, (iii) the termination of this Agreement by written agreement of all of the parties and (iv) the date on which any amendment to the Merger Agreement is effected, or any waiver of Udemy’s rights under the Merger Agreement is granted, in each case, without the Udemy Stockholders’ prior written consent, that reduces the Exchange Ratio (except as the result of a Stock Split) or changes the form of the Merger Consideration (other than an addition of any cash consideration).

“Permitted Transfer” means, in each case, with respect to each Udemy Stockholder, any Transfer of Covered Udemy Shares by the Udemy Stockholder (i) to another Udemy Stockholder or to an affiliate of such Udemy Stockholder; (ii) to any charitable foundation or organization, including donor advised funds; (iii) if such Udemy Stockholder is an individual, to any member of such Udemy Stockholder’s immediate family, or to a trust for the sole benefit of such Udemy Stockholder or any members of such Udemy Stockholder’s immediate family; (iv) in connection with the settlement, exercise, termination or vesting of an Udemy Equity Award held by an Udemy Stockholder to the extent necessary in order to (A) pay, as applicable, the exercise price of such Udemy Equity Award (including on a “net settlement” basis) or (B) satisfy Taxes or Tax withholding obligations applicable thereto; (v) to the extent required by any non-consensual judgement or divorce decree issued after the date hereof or by will, intestacy or other similar applicable Law; or (vi) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act in effect as of, and disclosed in Udemy SEC Reports filed prior to, the date hereof; provided that, in the case of any Transfer pursuant to the foregoing clauses (i), (ii) or (iii), such transferee, as a condition precedent, and prior to, such Transfer, executes and delivers to Coursera a joinder to this Agreement, in form and substance reasonably acceptable to Coursera, pursuant to which such affiliate agrees to become a party to this Agreement and be subject to the restrictions and obligations applicable to such Udemy Stockholder; provided further that, notwithstanding the foregoing, no Transfer shall relieve the transferring Udemy Stockholder from its obligations under this Agreement except with respect to any Covered Udemy Shares Transferred pursuant to a Permitted Transfer (subject to compliance with Section 4.01(c)).

“Transfer” means (i) any direct or indirect sale, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation, disposition or other transfer (by operation of law or otherwise) of, any capital stock or interest in any capital stock (or any security convertible or exchangeable into such capital stock), (ii) grant of any voting rights appurtenant thereto or (iii) entry into any option, Contract, arrangement, understanding or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii) above; provided, that (A) liens on Covered Udemy Shares in favor of a bank or broker-dealer, in each case holding custody of or otherwise lending against the Covered Udemy Shares in the ordinary course of business, shall not be considered a Transfer hereunder (a “Permitted Pledge”), (B) any hedging or derivative transaction that is designed to manage the economic risks of ownership shall not be considered a Transfer hereunder (provided that no such transaction transfers any voting rights with respect to any Covered Udemy Shares) and (C) any direct or indirect transfer of equity or other interests in the Udemy Stockholder by its equityholders shall not constitute a Transfer (provided, that such transfer does not constitute a change of control of such Udemy Stockholder).

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ARTICLE 2
Voting

Section 2.01. Agreement To Vote.

(a)          From the date of this Agreement until the Expiration Date, each Udemy Stockholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Udemy Meeting and at any other meeting of the stockholders of Udemy at which any of the following matters are submitted for the consideration and vote of the stockholders of Udemy, however called, including any adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Udemy with respect to any of the following matters, each Udemy Stockholder shall, and shall cause each holder of record of such Udemy Stockholder’s Covered Udemy Shares on any applicable record date to (including via proxy), in each case to the fullest extent that the Covered Udemy Shares are entitled to vote thereon or consent thereto:

(i)        appear at each such meeting or otherwise cause the Covered Udemy Shares Beneficially Owned by such Udemy Stockholder to be counted as present thereat for purposes of calculating a quorum; and

(ii)       vote (or cause to be voted), in person or by proxy, all of the Covered Udemy Shares Beneficially Owned by such Udemy Stockholder: (A) in favor of (1) the adoption and approval of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement, (2) any proposal to adjourn or postpone any meeting of the stockholders of Udemy at which the foregoing matter is submitted for consideration if there is not a quorum or sufficient votes for approval of such matter on the date on which the meeting is held to vote upon any of the foregoing matters (in which case, for the avoidance of doubt, the foregoing clause (1) and this clause (2) will apply with respect to such meeting when reconvened) and (3) any other matter or action necessary for the consummation of the Merger; and (B) against (x) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger set forth in Article VII of the Merger Agreement not being fulfilled, (y) any Acquisition Proposal (other than the Merger and the transactions contemplated by the Merger Agreement) or (z) any action which would reasonably be expected to prevent, materially impair, materially delay or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

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(b)          Each Udemy Stockholder hereby (i) waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Section 262 of Delaware Law) in connection with the Merger and (ii) agrees (A) not to commence or participate in and (B) to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against Coursera, Merger Sub, Udemy or any of their respective affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated thereby, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (2) alleging a breach of any fiduciary duty of the Udemy Board in connection with this Agreement, the Merger Agreement or the transactions contemplated thereby (it being understood that nothing in this Section 2.01 shall (x) constitute, or be deemed to constitute, a waiver or release by such Udemy Stockholder of any claim or cause of action against Coursera, Merger Sub, Udemy or any of their respective affiliates to the extent arising out of a breach of this Agreement or (y) restrict or prohibit such Udemy Stockholder from asserting counterclaims or defenses in any proceeding brought or claims asserted against it by Coursera, Merger Sub, Udemy or any of their respective affiliates relating to this Agreement or the Merger Agreement or the transactions contemplated thereby, or from enforcing its rights under this Agreement or any other valid Contract entered into with Coursera or Udemy or any of their respective Affiliates to which it is a party (it being understood that no such Contract with Udemy or any of its affiliates will limit the obligations of the Udemy Stockholders hereunder).

(c)          Notwithstanding anything in this Agreement to the contrary, each Udemy Stockholder shall remain free to vote its Covered Udemy Shares with respect to any matter not covered by this Section 2.01 in any manner that such Udemy Stockholder deems appropriate. For the avoidance of doubt, nothing in this Agreement shall require any Udemy Stockholder to vote (or cause to be voted) any of the Covered Udemy Shares in any manner with respect to an amendment to the Merger Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Merger Agreement, in any such case, in a manner that (i) reduces the Exchange Ratio (except as the result of a Stock Split) or (ii) is otherwise materially adverse to the Udemy Stockholders.

(d)          The obligations of each Udemy Stockholder specified in this Section 2.01 shall apply whether or not the Merger or any action described above is recommended by the Udemy Board (or any committee thereof).

Section 2.02.  No Inconsistent Agreements.  Each Udemy Stockholder hereby represents, warrants, covenants and agrees that, except for this Agreement, to the extent expressly permitted under this Agreement or as would not reasonably be expected to prevent, materially impair or materially delay the performance of any of such Udemy Stockholder’s obligations under this Agreement or the consummation of the transactions contemplated by the Merger Agreement, neither such Udemy Stockholder nor any of its Controlled Affiliates (a) has entered into, or shall enter into at any time while this Agreement  remains in effect, any voting agreement or voting trust with respect to Covered Udemy Shares Beneficially Owned by such Udemy Stockholder, (b) has granted, or shall grant at any time while the Merger Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Udemy Shares Beneficially Owned by such Udemy Stockholder (except pursuant to any irrevocable proxy card delivered to Udemy directing that such Covered Udemy Shares be voted in accordance with Section 2.01) or (c) has taken or shall knowingly take while this Agreement remains in effect any action that would have the effect of making any representation or warranty of such Udemy Stockholder contained herein untrue or incorrect; provided, however, that this Section 2.02 shall not prevent an Udemy Stockholder from Transferring Covered Stockholder Shares Beneficially Owned by such Udemy Stockholder pursuant to a Permitted Transfer.

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ARTICLE 3
Representations And Warranties of the Udemy Stockholders

Each Udemy Stockholder, solely on behalf of itself, hereby severally, and not jointly with respect to any other person, represents and warrants to Coursera as follows:

Section 3.01. Authorization; Validity of Agreement. Such Udemy Stockholder, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Udemy Stockholder has the requisite capacity and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized (to the extent authorization is required), executed and delivered by such Udemy Stockholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of such Udemy Stockholder, enforceable against such Udemy Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.02. Ownership. As of the date hereof, such Udemy Stockholder (a) is the Beneficial Owner or the record holder of the shares of Udemy Common Stock indicated on Exhibit A hereto opposite such Udemy Stockholder’s name, free and clear of any Encumbrances other than Encumbrances (i) created by this Agreement, (ii) created by applicable federal or state securities laws or by community property laws, (iii) that constitute a Permitted Pledge or (iv) that would not reasonably be expected to prevent, materially impair or materially delay the performance of such Udemy Stockholder’s obligations under this Agreement or the consummation of the transactions contemplated by the Merger Agreement, and has good and valid title such shares of Udemy Common Stock. As of the date hereof, the shares of Udemy Common Stock indicated on Exhibit A hereto opposite such Udemy Stockholder’s name constitute all of the shares of Udemy Common Stock Beneficially Owned by such Udemy Stockholder or its Controlled Affiliates. As of the date hereof, such Udemy Stockholder has and, after the date hereof, unless Transferred pursuant to a Permitted Transfer, will have at all times during the term of this Agreement prior to obtaining the Requisite Udemy Vote requisite voting power (including the right to control such vote as contemplated herein), power of disposition, power to issue instructions with respect to the matters set forth in Article 2 and power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the shares of Udemy Common Stock indicated on Exhibit A hereto opposite such Udemy Stockholder’s name and with respect to all of the Covered Udemy Shares, as necessary for such Udemy Stockholder to perform its obligations under this Agreement.

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Section 3.03. No Violation. Except as would not reasonably be expected to prevent, materially impair or materially delay the performance of any of such Udemy Stockholder’s obligations under this Agreement or the consummation of the transactions contemplated by the Merger Agreement, none of the execution and delivery of this Agreement by such Udemy Stockholder, or the performance by such Udemy Stockholder of its obligations hereunder and thereunder and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, will (a) conflict with or violate any applicable Law (subject to compliance with the matters referenced in Section 3.04) or any certificate or articles of incorporation, as applicable, or bylaws or other equivalent organizational documents of such Udemy Stockholder, or (b) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Encumbrance upon any of the properties or assets of such Udemy Stockholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which such Udemy Stockholder is a party, or by which it or any of its properties or assets may be bound.

Section 3.04. Consents and Approvals. Except as would not reasonably be expected to prevent, materially impair or materially delay the performance of any of such Udemy Stockholder’s obligations under this Agreement or the consummation of the transactions contemplated by the Merger Agreement, the execution and delivery of this Agreement by such Udemy Stockholder does not, and the performance by such Udemy Stockholder of its obligations hereunder and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, will not require such Udemy Stockholder or any of its affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, other than (i) the filing of any required reports with the SEC and (ii) filings set forth on Exhibit B.

Section 3.05. Absence of Litigation. As of the date hereof, there is no legal, administrative, arbitral or other proceeding, demand, claim, action or governmental or regulatory investigation (any of the foregoing, a “Proceeding”) of any nature pending or, to the knowledge of such Udemy Stockholder, threatened against or affecting such Udemy Stockholder and/or any of its affiliates before (or, in the case of threatened Proceedings, that would be before) any arbitrator or Governmental Entity, that has had or could reasonably be expected to prevent, materially impair or materially delay the ability of such Udemy Stockholder to perform its obligations hereunder or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by the Merger Agreement, including the Merger.

Section 3.06. Adequate Information. Such Udemy Stockholder is a sophisticated holder with respect to the Covered Udemy Shares and has adequate information concerning the transactions contemplated by the Merger Agreement, including the Merger, and concerning the business and financial condition of Udemy and Coursera to make an informed decision regarding the matters referred to herein and has independently, without reliance upon Udemy, Coursera, any of their affiliates or any of the respective Representatives of the foregoing, and based on such information as such Udemy Stockholder has deemed appropriate, made such Udemy Stockholder’s own analysis and decision to enter into this Agreement.

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Section 3.07. Merger Agreement. Such Udemy Stockholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the transactions contemplated by the Merger Agreement, including the Merger, will be consummated.

Section 3.08. Broker’s Fees. No broker, finder or financial advisor or other intermediary is entitled to a fee or commission from Coursera, Merger Sub or Udemy in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of such Udemy Stockholder.

Section 3.09. Reliance by Coursera. Such Udemy Stockholder understands and acknowledges that Coursera is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Udemy Stockholder and the representations and warranties of such Udemy Stockholder contained herein. Such Udemy Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

ARTICLE 4
Other Covenants

Section 4.01. Prohibition On Transfers; Other Actions.

(a)          From the date of this Agreement until the earlier of (i) the Expiration Date and (ii) such time as the Requisite Udemy Vote has been obtained, each Udemy Stockholder agrees that it shall not Transfer any Covered Udemy Shares, and shall cause its Covered Udemy Shares not to be Transferred, unless such Transfer is a Permitted Transfer. Any Transfer in violation of this provision shall be void ab initio. Neither such Udemy Stockholder nor any of its Controlled Affiliates shall request that Udemy or its transfer agent register the transfer (book-entry or otherwise) of any of the Covered Udemy Shares Beneficially Owned by such Udemy Stockholder and such Udemy Stockholder hereby consents, and will cause its Controlled Affiliates to consent, to the entry of stop transfer instructions by Udemy of any transfer of the Covered Udemy Shares Beneficially Owned by such Udemy Stockholder, unless such transfer is a Permitted Transfer.

(b)          Each Udemy Stockholder agrees that it shall not, and shall not permit any Controlled Affiliate to, (i) enter into any agreement, arrangement or understanding with any person, or knowingly take any other action, that violates or materially conflicts with or would reasonably be expected to violate or materially conflict with, or result in or give rise to a violation of or material conflict with, such Udemy Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (ii) take any action that materially restricts such Udemy Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement.

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(c)          Notwithstanding anything herein to the contrary, until the termination of this Agreement in accordance with Section 5.01, if, while a Controlled Affiliate of such Udemy Stockholder holds any Covered Udemy Shares, such Controlled Affiliate would cease to be a Controlled Affiliate in relation to the Udemy Stockholder, then such Udemy Stockholder shall, and shall cause such Controlled Affiliate to, take all actions necessary to Transfer all of the Covered Udemy Shares held by such person to such Udemy Stockholder or to another person that is a Controlled Affiliate of such Udemy Stockholder prior to such Controlled Affiliate ceasing to be a Controlled Affiliate in relation to such Udemy Stockholder.

(d)          Each Udemy Stockholder shall cause its Controlled Affiliates that hold Covered Udemy Shares to be bound by the applicable terms of this Agreement as if they were parties hereto, including Section 4.01 and Section 4.05, and shall take the necessary steps to inform its Representatives of the obligations undertaken pursuant to this Agreement.  Any violation of this Agreement by any such Affiliates or Representatives shall be deemed to be a violation by such Udemy Stockholder of this Agreement.

Section 4.02. No Solicitation. Until the Expiration Date, each Udemy Stockholder agrees that neither it nor any of its Controlled Affiliates, directors or officers shall, and that it shall direct its other Representatives to the extent acting on such Udemy Stockholder’s behalf not to,  (i) initiate, solicit, knowingly encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries, offers or proposals, or the making, submission or announcement of any inquiry, offer or proposal which constitutes or would be reasonably expected to lead to an Acquisition Proposal, (ii) engage or participate in any negotiations with any person in connection with or concerning an Acquisition Proposal, (iii) provide any confidential or nonpublic information or data to, or have or participate in any discussions with any person in connection with or relating to an Acquisition Proposal or (iv) approve or enter into any term sheet, letter of intent, commitment, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other agreement (whether written or oral, binding or nonbinding) in connection with or relating to an Acquisition Proposal.  Until the Expiration Date, each Udemy Stockholder will immediately cease and cause to be terminated any activities, discussions or negotiations with any person other than Coursera with respect to any Acquisition Proposal.

Section 4.03.  Notice Of Acquisitions.  Each Udemy Stockholder agrees to notify Coursera as promptly as reasonably practicable in writing of the number of any additional shares of Udemy Common Stock or other securities of Udemy of which such Udemy Stockholder acquires Beneficial Ownership on or after the date hereof and prior to the Udemy Meeting, other than as a result of (a) the grant of Udemy Equity Awards in accordance with the terms of the Merger Agreement or (b) the exercise, vesting or settlement of Udemy Equity Awards held by such Udemy Stockholder as of the date of this Agreement or described in the foregoing clause (a).  Each Udemy Stockholder agrees that, without the prior written consent of Coursera, neither it nor any of its Controlled Affiliates shall purchase or acquire, directly or indirectly, Beneficial Ownership of any shares of Coursera Common Stock.

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Section 4.04. Regulatory Cooperation.

(a)          The Udemy Stockholders agree to use reasonable best efforts to (i) make, or cause to be made, the registrations, declarations and filings required or advisable in connection with obtaining any regulatory authorizations, consents, clearances, orders or approvals (including as set forth on Exhibit B) in connection with the receipt by the Udemy Stockholders of the Merger Consideration (the “Udemy Stockholder Filings”) as promptly as reasonably practicable after the date of this Agreement and (ii) obtain all other authorizations, consents, clearances, orders or approvals required to be obtained from any Governmental Entity of competent jurisdiction as a precondition to the receipt by the Udemy Stockholders of the Merger Consideration as soon as reasonably practicable. All documented filing fees incurred by the Udemy Stockholders in connection with the Udemy Stockholder Filings shall be borne by Coursera.

(b)          Coursera shall reasonably cooperate with and assist (including providing information) the Udemy Stockholders in connection with the performance of the Udemy Stockholders obligations pursuant to Section 4.04(a).

(c)          The Udemy Stockholders shall, to the extent permitted by applicable Law, (i) promptly notify Coursera and Udemy of any material written communication made or received by the Udemy Stockholders to or with any Governmental Entity relating to any Udemy Stockholder Filings, and, if permitted by applicable Law, permit Coursera and Udemy to review in advance any material proposed written communication to any such Governmental Entity relating to any such Udemy Stockholder Filing and consider in good faith Coursera’s or Udemy’s (and any of their respective outside counsels’) reasonable comments to such proposed written communication, (ii) reasonably consult with Coursera and Udemy in advance and, to the extent permitted by such Governmental Entity, give Coursera and Udemy the opportunity to attend or participate, as applicable, in any material in-person meeting or substantive discussion with any Governmental Entity in respect of any such Udemy Stockholder Filing, or any investigation or inquiry relating to any such Udemy Stockholder Filing, and (iii) promptly furnish Coursera and Udemy with copies of all material correspondence, filings and written communications between the Udemy Stockholders and their respective affiliates and Representatives, on the one hand, and such Governmental Entity or its respective staff, on the other hand, with respect to any Udemy Stockholder Filing; provided that materials exchanged pursuant to this Section 4.04 may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove competitively sensitive material; provided, further that the parties hereto may, as they deem advisable or necessary, designate any materials provided to the other pursuant to this Section 4.04 as “outside counsel only.”

(d)          The Udemy Stockholders shall reasonably cooperate with and assist (including providing information reasonably requested by Udemy or Coursera) Udemy and Coursera in connection with (i) preparing and filing as promptly as practicable with any Governmental Entity all filings to be filed by Udemy or any of its affiliates or Coursera or any of its affiliates in connection with the transactions contemplated by the Merger Agreement, including the Merger and (ii) obtaining any of the Requisite Regulatory Approvals in connection with the transactions contemplated by the Merger Agreement, including the Merger.

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(e)          Without limiting the foregoing, (i) each Udemy Stockholder hereby authorizes Coursera and Udemy to publish and disclose in any disclosure relating to the transactions contemplated by the Merger Agreement, including the Merger, including in the Joint Proxy Statement, such Udemy Stockholder’s identity and its ownership of Covered Udemy Shares and the nature of such Udemy Stockholder’s obligations under this Agreement and (ii) Coursera and Udemy hereby authorize such Udemy Stockholder and its affiliates to publish and disclose the nature of such Udemy Stockholder’s obligations under this Agreement in filings with the SEC, including pursuant to Schedule 13D and Schedule 13G.

Section 4.05.  Investor Rights Agreement. Effective as of the Effective Time, each Udemy Stockholder party to that certain Fifth Amended and Restated Investor Rights Agreement, dated as of November 13, 2020 (the “IRA”), by and among Udemy, certain investors and certain other parties (as amended from time to time) irrevocably consents to and approves the termination of the IRA, without any further obligation or liability of Udemy or any of its Subsidiaries or such Udemy Stockholder or any of its affiliates thereunder.

Section 4.06.  Resale Shelf.  Promptly following the Effective Time, Coursera shall file a resale shelf registration statement covering the resale of the Merger Consideration received by the Udemy Stockholders in the Merger continuing for a period of two years, on customary terms (including customary blackout periods) to be agreed by the parties in good faith; provided that Coursera will not be required to file any such resale shelf registration statement earlier than 90 days after the Effective Time or if otherwise not permitted by applicable law.  The parties shall cooperate in good faith to effect the filing of such resale shelf registration statement.

ARTICLE 5
Miscellaneous

Section 5.01. Termination. This Agreement shall remain in effect until the Expiration Date and shall automatically terminate without further action by any of the parties as of the Expiration Date. Upon the termination of this Agreement, neither party hereto shall have any further rights, obligations or liabilities hereunder; provided that neither the provisions of this Section 5.01 nor the termination of this Agreement shall (i) relieve any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement prior to such termination or expiration or (ii) if this Agreement terminates because the Effective Time has occurred, terminate the obligations under Section 2.01(b), Section 4.06 or Article 5, in each case, except as such obligations specifically terminate in accordance with the terms thereof. This Agreement shall not be terminated prior the Expiration Date without the prior written consent of Udemy.

Section 5.02. No Agreement as Director or Officer. Nothing in this Agreement, including Article 2, shall limit or restrict any Udemy Stockholder, or any affiliate or designee of any Udemy Stockholder, who serves as a director or officer of Udemy or any of its Subsidiaries in his or her capacity as a director or officer of Udemy or such Subsidiary, as applicable, it being understood that this Agreement applies to each Udemy Stockholder solely in its capacity as a holder of Udemy Common Stock and does not apply to, and shall not limit or affect in any manner, any such Udemy Stockholder, affiliate or designee’s actions, omissions, votes, judgments or decisions as a director or officer, as applicable, of Udemy or any of its Subsidiaries, and no such action, omission, judgment or decision, in such Udemy Stockholder, affiliate or designee’s capacity as a director or officer of Udemy or any of its Subsidiaries, shall violate any of such Udemy Stockholder’s agreements or obligations under this Agreement.

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Section 5.03. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (i) the Merger Agreement is executed by all parties thereto (following approval by the Udemy Board, for purposes of any applicable Takeover Statutes, of the transactions contemplated by the Merger Agreement and this Agreement) and (ii) this Agreement is executed by all parties hereto.

Section 5.04. No Ownership Interest. Each Udemy Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to the Covered Udemy Shares Beneficially Owned by an Udemy Stockholder shall remain vested in and belong to such Udemy Stockholder and its applicable Controlled Affiliates, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Coursera any power, sole or shared, to direct or control the voting or disposition of any of the Covered Udemy Shares Beneficially Owned by such Udemy Stockholder. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other person, including Coursera, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

Section 5.05. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by e-mail transmission (unless the recipient delivers an “out of office” response or other automated notice that such e-mail transmission has been rejected or not been received), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)          if to Coursera to:

Coursera, Inc.
2440 West El Camino Real, Suite 500
Mountain View, CA 94040
Attention: *****
Email: *****

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:         David C. Karp
           Ronald C. Chen

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Kyle M. Diamond
E-mail:	DCKarp@wlrk.com
RCChen@wlrk.com
KMDiamond@wlrk.com

and

(b)          if to any of the Udemy Stockholders, to the address for notice set forth on such Udemy Stockholder’s signature page hereto, with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attention:	Remi P. Korenblit
Martin W. Korman
Lianna Whittleton
E-mail:	RKorenblit@wsgr.com
MKorman@wsgr.com
LWhittleton@wsgr.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

Section 5.06. Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to “the date hereof” shall mean the date of this Agreement.

Section 5.07. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Section 5.08. Entire Agreement. This Agreement (including the documents and instruments referred to herein) and, to the extent referenced herein, the Merger Agreement, constitutes the entire agreement among the parties with respect to the subject matter thereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 5.09 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

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(a)          This Agreement and all claims, causes of action (whether in contract, tort or statute) or other matter that may directly or indirectly result from, arise out of, be in connection with or relate to this Agreement or the other agreements delivered in connection herewith, or the execution or performance of this Agreement or such other agreements, or the Merger (the “Relevant Matters”) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles that would result in the application of the Law of any other state.

(b)          Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to the Relevant Matters exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 5.05.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.

(c)          EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF THE RELEVANT MATTERS BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09(c).

Section 5.10. Express Third-Party Beneficiary; Amendment; Waiver.

(a)          Udemy may rely upon this Agreement and enforce the provisions hereof as an intended and express third-party beneficiary.

(b)          Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and Udemy or, in the case of a waiver, by the party against whom the waiver is to be effective.

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(c)          No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

Section 5.11. Specific Enforcement. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any applicable Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 5.12. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

Section 5.13. Successors and Assigns. Other than to a transferee pursuant to a Permitted Transfer (which, for the avoidance of doubt, will not relieve the Transferring Udemy Stockholder of its obligations hereunder except with respect to any Covered Udemy Shares Transferred pursuant to a Permitted Transfer (subject to compliance with Section 4.01(c))), neither this Agreement nor any of the rights, interests or obligations contained herein shall be assigned by a party hereto (whether by operation of law or otherwise) without the prior written consent of Coursera and Udemy. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Other than with respect to Udemy, this Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 5.14. Expenses.  Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

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Section 5.15. No Recourse. Coursera agrees that no Udemy Stockholder shall be liable in his, her or its capacity as a stockholder of Udemy for claims, losses, damages, expenses, liabilities or obligations arising under the Merger Agreement; provided that this sentence will not in any manner limit liability under this Agreement. Except as expressly set forth herein, in no event shall any Udemy Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations of any other stockholder of Udemy whether under this Agreement or any other Udemy Voting Agreement or otherwise. Notwithstanding anything to the contrary herein, this Agreement may only be enforced against, and any claim or cause of action based upon, or arising under, this Agreement may only be brought against, the persons that are expressly named as parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

COURSERA, INC.

By:	/s/ Gregory M. Hart
Name: Gregory M. Hart
Title: President and CEO

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

GRACE SOFTWARE CROSS FUND HOLDGINS, LLC

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Attorney-in-Fact

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT PARTNERS PUBLIC EQUITIES MASTER FUND, L.P.

By:	/s/ Andrew Prodromos

Name: Andrew Prodromos
Title: Attorney-in-Fact

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT PARTNERS PUBLIC EQUITIES GP, LLC

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Attorney-in-Fact

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE MANAGEMENT, LLC

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Attorney-in-Fact

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE PARTNERS VII, L.P.

By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Andrew Prodromos

Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.

By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.

By:	Insight Venture Associates VII, L.P., its general partner
By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE ASSOCIATES VII, LTD.

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT VENTURE ASSOCIATES VII, L.P.

By:	Insight Venture Associates VII, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT ASSOCIATES XI, L.P.

By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT ASSOCIATES XI, LTD.

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized person thereunto duly authorized) as of the date first written above.

INSIGHT HOLDINGS GROUP, LLC

By:	/s/ Andrew Prodromos
Name: Andrew Prodromos
Title: Authorized Officer

Address:	*****

Email:	*****

with a copy (which will not constitute notice) to:

Attention: *****
E-mail: *****

[Signature Page to Voting Agreement]

EXHIBIT A

EXHIBIT B

UDEMY STOCKHOLDER CONSENTS AND APPROVALS

1.
To the extent applicable, the filing of any required applications, filings and notices under the HSR Act with respect to the issuance of Coursera Common Stock to the Udemy Stockholders and any of their respective affiliates, and the expiration or termination of any applicable waiting period (or extension thereof) under the HSR Act with respect thereto.